Property, Plant and Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment
5.	Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and are summarized as follows:

	December 31
	2011	2010
	(Millions of yen)
Land	¥268,493	¥266,631
Buildings	1,367,187	1,320,121
Machinery and equipment	1,499,331	1,439,246
Construction in progress	94,507	85,673

	3,229,518	3,111,671
Less accumulated depreciation	(2,038,682)	(1,909,703)

	¥1,190,836	¥1,201,968

Depreciation expense for the years ended December 31, 2011, 2010 and 2009 was ¥210,179 million, ¥232,327 million and ¥277,399 million, respectively.

Amounts due for purchases of property, plant and equipment were ¥47,690 million and ¥23,306 million at December 31, 2011 and 2010, respectively, and are included in other current liabilities in the accompanying consolidated balance sheets. Fixed assets presented in the consolidated statements of cash flows include property, plant and equipment and intangible assets.

As a result of continued sluggish demand in the semiconductor manufacturing industry and diminished profitability of the semiconductor lithography equipment business, Canon recognized impairment losses related primarily to property, plant and equipment of its semiconductor lithography equipment business, which are included in the results of the Industry and Others Business Unit for the year ended December 31, 2009. Long-lived assets with a carrying amount of ¥15,390 million were written down to their fair value of zero, which was estimated using discounted future cash flows expected to be generated over their remaining useful life. The impairment losses were included in selling, general and administrative expenses in the consolidated statement of income.